CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT MADE AS OF THE 20th DAY OF SEPTEMBER 2004 (the "Effective Date").

BETWEEN:

ALTUS EXPLORATIONS INC., a company duly incorporated under the laws of Nevada, having its registered and records office at 880 - 50 West Liberty Street, Reno, Nevada 89501

(hereinafter referred to as the "Company")

AND:

EXCAILBUR INVESTMENT CORP.., a company duly incorporated under the laws of Panama, having its registered and records office at the 16th Floor, World Trade Center, Panama City, Republic of Panama

(hereinafter referred to as the "Lender")

WHEREAS:

A. The Company wishes to borrow from the Lender, and the Lender wishes to lend to the Company certain funds (defined herein as the "Loan") upon the terms and conditions set forth herein;

B. The Loan may be converted (the "Conversion") into common shares (the "Shares") with a par value of $0.001 in the capital stock of the Company upon the terms and conditions set forth herein; and

C. The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "Exemption") from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 903 of Regulation S of the Securities Act for the private offering of securities.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the "Agreement") as follows:

1. Representations and Warranties of the Lender

1.1 The Lender represents and warrants to, and covenants and agrees with the Company that:

(a) the Lender makes the Loan to the Company and acquires the Conversion Right in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") and Rule 903 of Regulation S of the Securities Act for the private offering of securities;

(b) the Lender is eligible to make the Loan to the Company and acquire the Conversion Right in the Company under Regulation S, and all statements set forth in the Declaration of Regulation S Eligibility, attached hereto as Schedule A, are true and correct and may be relied upon by the

Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(c) the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring and/or exercising the Conversion Right;

(d) the Lender has consulted with its own securities advisor as to its eligibility to acquire and/or exercise the Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as a non-U.S. investor acquiring this Conversion right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

(e) no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

(f) the Lender has read and understood the Company's Business Plan, as described in its most recent annual and quarterly financial reports, filed on Edgar and how it will affect the Lender's investment and any future sale of the Company's Shares, if the Conversion Right is exercised;

(g) the Lender acknowledges that:

(i) there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon exercising the Conversion Rights, purchasing unregistered securities;

(ii) the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

(iii) the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

(iv) any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

(h) the Lender has received all information and documentation and has asked all questions of Company representatives that it or its advisor deems necessary or desirable so that it can make an informed decision regarding the investment made hereunder;

(i) the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(j) the Lender makes the Loan to the Company and acquires the Conversion Right as principal for its own account and not for the benefit of any other person;

(k) the Lender understands that any Certificates representing Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR THE BENEFIT OF U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL ONE YEAR AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF SUCH SECURITIES OR THE CLOSING DATE OF THE SALE AND TRANSFER THEREOF, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S.

(l) the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein; and

(m) the making of this Agreement and the completion of the transactions contemplated hereby will not conflict with, result in the breach of, or constitute default under the Memorandum or Articles of the Lender or any instrument or agreement of any kind whatsoever to which it is a party or by which it is bound.

1.2 The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2. The Loan

2.1 Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender, the sum of US$250,000 (the " Loan").

2.2 On or before 5:00 p.m. local time in Reno, Nevada on the 20th day of September 2004 (the "Advancement Date"), the Lender shall deliver to the Company the Loan by certified cheque or money order made payable to the Company, or by wire transfer to the Company's bank account or to the Company's solicitors.

2.3 The Loan shall bear interest at a rate of 10% per annum (the "Interest") calculated on the capital amount of the Loan, payable in full together with the capital amount of the Loan, subject to any reductions in the capital amount of the Loan owed to the Lender by virtue of the Lender exercising its Conversion Right pursuant to subparagraph 2.5 of this Agreement, by 5:00 p.m. local time in Reno, Nevada on the day 1 year from the Effective Date or if such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in Reno, Nevada on the first business day thereafter (the "Due Date").

2.4 The Company shall be entitled to prepay any sum up to the full amount of the Loan then outstanding at any time without penalty or bonus.

2.5 At any time after the Advancement Date, the Lender may by written notice (the "Notice") to the Company, exercise its rights of Conversion in respect of either a portion of or the total outstanding amount of the Loan plus accrued Interest as of that date into Shares of the Company, at such price per Share as is equal to the lesser of: 90% of the:

(a) average closing bid price of the Shares as listed on a Principal Market (as defined herein), as quoted by Bloomberg L.P. (the "Closing Bid Price") for the five (5) trading days immediately preceding the Advancement Date; or

(b) average Closing Bid Price of the Shares as listed on a Principal Market, as quoted by Bloomberg L.P. for the five (5) trading days immediately preceding the date the Company receives the Notice.

As used herein, "Principal Market" shall mean The National Association of Securities Dealers Inc.'s OTC Bulletin Board, the Nasdaq SmallCap Market, or the American Stock Exchange.

2.6 Within seven (7) days of Notice by the Lender exercising its rights of Conversion hereunder, the Company shall deliver a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the calculation set out in subparagraph 2.5 of this Agreement.

2.7 Notwithstanding any of the foregoing, Interest shall be calculated and included in any Conversion of the Loan.

3. Covenants and Agreements of the Lender

3.1 The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date unless the Loan has become due and payable in accordance with the provisions of this Agreement.

4. Covenants and Agreements of the Company

4.1 The Company covenants and agrees with the Lender to use its best efforts to obtain all necessary regulatory approvals, if any, of any trading facility or stock exchange upon which the Company may be quoted or listed on in the future and any other regulatory agency or body to this Agreement and the transactions contemplated hereunder.

4.2 If the Company decides to file a registration statement (the "Registration Statement") under the 1933 Act covering the distribution or sale of any securities of the Company other than the Shares acquired or acquirable under this Agreement, it shall forthwith give written notice (the "Registration Notice") to the Lender of such decision. The Lender shall have the right to elect, by written notice (the "Reply to Registration Notice") to be given to the Company not more than five business days following receipt of the Registration Notice, to have the Registration Statement cover the sale by the Lender of all of the Shares that are issued upon exercise of the Conversion Right pursuant to subparagraph 2.5 of this Agreement. If the Registration Statement is not declared effective within 180 days from the Reply to Registration Notice, the Company shall pay the Lender a liquidated damages penalty of 1% of the Loan for every month that the Registration Statement is not declared effective to a maximum of 6% of the Loan.

5. Default

5.1 If one or more of the following events shall occur, namely:

(a) the Company fails to repay the Loan or the Interest thereon on the Due Date;

(b) the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

(c) an order of execution against any of the Company's assets remains unsatisfied for a period of ten (10) days;

(d) the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

(e) any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

(f) the holder (including the Lender) of any mortgage, charge or encumbrance on any of the Company's assets and undertaking does anything to enforce or realize on such mortgage, charge or encumbrance;

then the Loan and all accrued interest to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

6. General

6.1 For the purposes of this Agreement, time is of the essence.

6.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

6.3 This Agreement shall be construed in accordance with the laws of the State of Nevada.

6.4 This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

6.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

6.6 All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.
THE CORPORATE SEAL of ALTUS EXPLORATIONS INC. was hereunto affixed in the presence of: /s/ Milton Cox President	) ) ) ) ) )	c/s
THE CORPORATE SEAL of EXCALIBUR INVESTMENT CORP. was hereunto affixed in the presence of: /s/ Kenneth Quin Kenneth Quin	) ) ) ) ) )	c/s

SCHEDULE A

DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to ALTUS EXPLORATIONS INC. with your subscription agreement to ensure the Company is in compliance with the Securities Act. All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I EXCAILIBUR INVESTMENT CORP. [print name], HEREBY AFFIRM AND DECLARE THAT:

1. I am not a resident of the United States of America.

2. I am not purchasing securities for the benefit of a resident of the United States of America.

3. I am not purchasing securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. I am not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5. I am not purchasing securities in my capacity as the Executor or Administrator of the Estate of a U.S. resident.

6. I am not a U.S. resident purchasing securities through a brokerage account located outside of the United States of America, nor am I using a non-U.S. brokerage account to purchase securities for the benefit of individuals or corporate entities resident within the United States of America.

7. I am not purchasing the securities in an attempt to create or manipulate a U.S. market.

8. I am purchasing the securities as an investment and not with a view towards resale.

9. I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to U.S. residents in accordance with the provisions of Rule 144 following the expiration of one year from the date of acquiring the securities.

10. I am permitted to purchase the securities under the laws of my home jurisdiction.

11. I have attached a photocopy of my passport or other identification evidencing my status as a non-U.S. resident.

12. I understand that if I knowingly and willingly make false statements as to my eligibility to purchase or resell securities under Regulation S, I may become subject to civil and criminal proceedings being taken against me by the United States Securities and Exchange Commission.
DATED: _______________________, 200__	__________________________________ Signature
__________________________________ Print Name